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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)      February 23, 2001
                                                -----------------------------


                             WEBLINK WIRELESS, INC.
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             (Exact Name of Registrant as Specified in Its Chapter)


                                    DELAWARE
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                 (State of Other Jurisdiction of Incorporation)


         0-28196                                            75-2575229
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(Commission File Number)                       (IRS Employer Identification No.)


3333 Lee Parkway, Suite 100, Dallas, Texas                     75219
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(Address of Principal Executive Offices)                    (Zip Code)


                                  214-765-4000
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              (Registrant's Telephone Number, Including Area Code)




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ITEM 9.  REGULATION FD DISCLOSURE

         On February 21, 2001, WebLink Wireless, Inc. (the "Registrant") conducted a conference call on fourth quarter and year-end 2000 financial results. A copy of the conference call transcript is attached as Exhibit 99.1 and incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.     Description


   99.1         Conference Call Transcript from February 21, 2001




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             WEBLINK WIRELESS, INC.



                                             By: /s/ Frederick G. Anderson
                                                --------------------------------
                                             Name: Frederick G. Anderson
                                             Title: Vice President, General
                                                    Counsel and Secretary


Date: February 23, 2001


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

EXHIBIT
NUMBER          DESCRIPTION
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
   99.1         Conference Call Transcript from February 21, 2001
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